UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 24, 2008
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.01 Entry to a Material Definitive Agreement

     The Registrant and its wholly owned subsidiary, RS Holdings, LLC, which entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") on February 8, 2008, with Reclamation Surety Holding Company, Inc. ("RSH"), pursuant to which the Registrant will acquire RSH and its subsidiaries, Cumberland Surety, Inc. and Newbridge Services, Inc., have agreed with RSH to amend the Merger Agreement by extending the date for closing until October 31, 2008. In consideration of the Amendment, the Registrant released the escrowed deposit of $50,000 for the benefit of the RSH shareholders. All other terms and conditions of the Merger Agreement were ratified and affirmed.

     A copy of the Amendment is included as Exhibit 99.1. The Merger Agreement was filed on February 13, 2008 and is incorporated herein by reference.


SECTION 9. FINANCIAL STATEMENTS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Shell Company Transactions

            None.

      (d)   Exhibits

            99.1     First Amendment to Agreement and Plan of Merger


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.


                                /s/ John M. Jacobs
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Date: July 9, 2008              John M. Jacobs
                                President